UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) May 16, 2005

EMMIS COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-23264	35-1542018

(Commission File Number)	(IRS Employer Identification No.)

ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
SUITE 700, INDIANPOLIS, INDIANA	46204

(Address of Principal Executive Offices)	(Zip Code)

317-266-0100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1: PRESS RELEASE
EX-99.2: ARTICLES OF CORRECTION

Item 8.01. Other Events

On May 16, 2005, Emmis Communications Corporation (“Emmis”) issued a press release announcing that it has commenced its previously announced “Dutch Auction” tender offer to purchase up to 20,250,000 shares of its Class A common stock at a price per share not less than $17.25 and not greater than $19.75. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, Emmis will deliver for filing today Articles of Correction with the Indiana Secretary of State to correct the anti-dilution adjustment provisions of its outstanding convertible preferred stock. The Articles of Correction will implement the original agreement of the parties by correcting a mistake in the anti-dilution provisions relating to a tender offer by Emmis involving the purchase of shares of common stock for consideration representing more than 15% of the company’s market capitalization. Upon the completion of the “Dutch Auction” tender offer described above, the anti-dilution provisions, as originally filed, would have resulted in the holders of the convertible preferred stock receiving a substantially greater reduction in the conversion price than was the original expectation of the parties. The revised anti-dilution provisions in the Articles of Correction reflect the original intent of the parties by including a customary anti-dilution formula for tender offers. Emmis will file a lawsuit later today in Indiana State Court seeking, in part, a declaratory judgment authorizing the correction or reformation of the anti-dilution provisions in its Second Amended and Restated Articles of Incorporation so that they are consistent with those in the Articles of Correction. A copy of the Articles of Correction is filed as exhibit 99.2 to this Current Report on Form 8-K.

The tender offer is contingent on Emmis either prevailing in the lawsuit for declaratory judgment or resolving the subject matter of the lawsuit in a manner satisfactory to it. Emmis intends to actively seek to settle the lawsuit in a manner that is consistent with the revised anti-dilution provisions in the Articles of Correction. If Emmis does not prevail in the lawsuit or resolve it in a timely manner, Emmis intends to examine other alternatives to deliver value to its shareholders, which may include reducing the size of the tender offer so that no anti-dilution adjustment is triggered.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press release, dated May 16, 2005.

99.2	Articles of Correction, dated May 16, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2005

EMMIS COMMUNICATIONS CORPORATION
By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Vice President, Associate General
Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release, dated May 16, 2005.

99.2	Articles of Correction, dated May 16, 2005